Exhibit 10.2

                             SUBSCRIPTION AGREEMENT


TurboChef Technologies, Inc.
10500 Metric Drive
Suite 128
Dallas, Texas  75243

Gentlemen:

       You have informed us that TurboChef Technologies, Inc. is a Delaware corporation (the "Company" or "you") and is conducting a private offering of its common stock to select "accredited investors". You have informed us that the offering relates up to a maximum of 3,500,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), at a price of $2.90 per Share (the "Offering"), and that you expect to require a minimum investment by each person to whom Shares are sold in the Offering of approximately $50,000, although you have reserved the right to make one or more exceptions. You have informed us that the Company will use a portion of the proceeds from the Offering to finance its proposed acquisition of Enersyst Development Center, LLC ("Enersyst") and the remainder for working capital and other general corporate purposes.

       In connection with the Offering, you have agreed to enter into a common Registration Rights Agreement, which will be dated the date of the closing of the Offering as described below (the date of closing being referred to as the "Closing Date"), with each purchaser of Shares, in the form that accompanied this Subscription Agreement, which shall cover all of the Shares that are sold on the same terms and conditions for all such purchasers. Apart from the rights set forth in that Registration Rights Agreement, and the rights or other terms described in this Subscription Agreement, you have not established any other rights or terms for the Offering, and we are not relying on any such other matters.

       You have delivered to us a copy of each of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2003 (the "Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") (collectively the Form 10-K and Form 10-Q are referred to as the "Disclosure Documents"). You have also informed us that each of the select prospective investors to whom you are making offers has a significant pre-existing relationship with the Company and thus has ready access to any information about the Company and the Offering that they may desire in order to consider an investment.

       We desire to make an investment in the Company by purchasing some of the Shares, and we are delivering this Subscription Agreement in order to confirm to the Company our agreement with the terms for purchasing Shares and certain other matters.

       1.     SUBSCRIPTION.

              1.1 Subject to the terms and conditions hereof, we hereby tender this Subscription Agreement (the "Subscription" or "Agreement") in order to subscribe for the number of Shares set forth on the signature page below. Subject to the terms and conditions


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hereof, we will deliver to the Company, on or prior to the Closing Date, the purchase price for the Shares for which we have subscribed. (For purposes of this Agreement, payments made by us are referred to as the "Funds.")

              1.2 This Agreement will be held by the Company for our benefit pending satisfaction or waiver of the conditions to our obligation to close set forth in Section 5 hereof and the Company's acceptance of our Subscription. We understand that unless our Subscription is accepted, any Funds will be refunded with any interest actually earned thereon after clearance of the instrument by which they were paid. We acknowledge, however, that if the Funds are returned without being held for more than 15 days after clearance of the check or other instrument by which they were paid, no interest shall be paid to us on the Funds. We acknowledge that the Company reserves the right to cancel, withdraw or modify the Offering at any time prior to the acceptance by it of subscriptions for Shares.

       2. UNDERSTANDINGS, COVENANTS, AND AGREEMENTS OF INVESTOR. We understand and agree that:

              2.1 The Company shall have the right, in its absolute discretion, to accept or reject this Subscription, in whole or in part.

              2.2 This Subscription is and shall be irrevocable, except that we shall have no obligations hereunder in the event the conditions to our obligation to close are not satisfied or waived as provided herein or this Subscription is for any reason rejected, other than the obligation set forth in subsection (g) below, to treat this Confidential Subscription Booklet confidentially.

              2.3 The issuance of the Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state that, absent an exemption, would require registration, in reliance upon exemptions from registration contained in the 1933 Act and such laws. The Company's reliance upon such exemptions is based in part upon our representations, warranties, covenants, and agreements contained in this Agreement.

              2.4 Because the Shares have not been registered under the 1933 Act or applicable state securities laws, the economic risks of investment in the Shares must be borne by us, for the Shares may not be sold, transferred, pledged or otherwise disposed of in the absence of an effective registration statement covering the Shares under the 1933 Act and applicable state securities laws, or unless an exemption from such registration is available. Any certificate representing the Shares will contain a legend stating that they have not been registered under the 1933 Act or any state securities laws, and referring to the above restrictions on transferability and sale. A notation to such effect may also be made on the stock ledger of the Company maintained by its transfer agent or registrar, so that transfers of the Shares will not be effected on the records of the Company without compliance with these restrictions.

              2.5 While the Company will agree, as reflected in the Registration Rights Agreement included in the Confidential Subscription Booklet, to register the Shares under the 1933 Act and certain state securities laws for public sale by us, we understand that there is no certainty that such registration will be effected, notwithstanding the Company's reasonable best efforts to do so.

              2.6 No federal or state agency has made any finding or determination as to the fairness of this investment, or provided any recommendation or endorsement of the Shares.

              2.7 We acknowledge that the Offering is confidential, and we agree that the Confidential Subscription Booklet and any other information provided to us by the Company in connection with the Offering shall be kept in confidence by us; PROVIDED, HOWEVER, that this obligation shall not apply to any such information that (1) is part of the public knowledge or literature and readily accessible at the date hereof; (2) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or (3) is received from a third party (except for a third party who discloses such information in violation of any confidentiality agreement he, she or it may have with the Company). Further, this obligation does not prohibit our discussion of such information with our counsel, accountant, or other financial advisor solely for the purpose of assisting our analysis and assessment of such information and the Offering.

       3. REPRESENTATIONS AND WARRANTIES OF INVESTOR. We hereby represent and warrant as follows:

              3.1 We have received and read, and we are familiar with the Disclosure Documents, the Registration Rights Agreement and this Agreement, and we confirm that all documents, records, and books pertaining to the investment in the Company and requested from the Company by us have been made available or delivered to us.

              3.2 We have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on their behalf, concerning the terms and conditions of this investment.

              3.3 The Shares for which we are subscribing are being acquired solely for our own account for investment and are not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization thereof in violation of the registration requirements of the 1933 Act, and we agree not to sell, hypothecate or otherwise dispose of the Shares unless the Shares have been registered under the 1933 Act and applicable state securities laws, or in the opinion of counsel acceptable to the Company, an exemption therefrom is available. In order to induce the Company to accept our Subscription and to issue and sell to us the Shares subscribed for, we agree that the Company will have no obligation (in the absence of demonstration of compliance with applicable federal and state securities laws) to recognize the ownership, beneficial or otherwise, of such Shares by anyone but us.

              3.4 We have received (and if requested by the Company, we have completed and returned to the Company) the Offeree (Investor) Questionnaire relating to our general ability to bear the risks of an investment in the Company and our suitability as an investor in a private offering, and we hereby affirm the correctness of our answers in such Questionnaire if it was requested by the Company.

              The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of acceptance hereof by the Company, and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect prior to such acceptance, we shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor. 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to us as of the date hereof as follows:

              4.1 CORPORATE EXISTENCE AND POWER. The Company (1) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (2) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; and (3) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Company. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement.

              4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby (1) have been duly authorized by all necessary corporate action of the Company, including all actions, consents and approvals, if any, required by the Company's Board of Directors and/or stockholders; (2) do not contravene the terms of the Company's Certificate of Incorporation or By-laws; (3) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any lien under, any contractual obligation of the Company or any requirement of law applicable to the Company; and (4) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any governmental authority against, or binding upon, the Company. The Board of Directors of the Company approved this Agreement, the Registration Rights Agreement and the transactions contemplated hereby and thereby at a meeting of the Board of Directors duly convened on May 6, 2004.

              4.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, waiver, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other person, and no lapse of a waiting period under a requirement of law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Shares) by, or enforcement against, the Company of this Agreement and the Registration Rights Agreement or the transactions contemplated hereby and thereby, other than those that have already been duly obtained.

              4.4 BINDING EFFECT. When accepted by the Company, this Agreement and the Registration Rights Agreement will be duly executed and delivered by the Company, and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

              4.5 LITIGATION. Except as disclosed in the Disclosure Documents, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any governmental authority against the Company nor is the Company aware that there is any basis for any of the foregoing that could reasonably be expected to have a material adverse effect on the condition of the Company. No Order has been issued by any court or other governmental authority against the Company purporting to enjoin or restrain the execution, delivery or performance of this Agreement or the Registration Rights Agreement.

              4.6 COMPLIANCE WITH LAWS; PERMITS. The Company is in compliance in all material respects with all requirements of applicable law. To the knowledge of the Company, there is no requirement of law that could reasonably be expected to prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it now conducts its business. The Company has all material licenses, permits and approvals of any governmental authority (collectively "Permits") that are necessary for the conduct of the business of the Company; such Permits are in full force and effect; and no violations are or have been recorded in respect of any Permit.

              4.7 CAPITALIZATION.

                     (a) As of the date hereof, without giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, of which 26,215,957 shares are issued and outstanding and (b) 5,000,000 shares of preferred stock, par value $1.00 per share, 2,132,650 of which are designated as Series D Preferred Stock, all of which are issued and outstanding and are convertible into 42,653,000 shares of Common Stock. As of the date of this Agreement, the aggregate number of shares of Common Stock that may be issued upon exercise of currently outstanding options to purchase shares of Common Stock under the Company's stock incentive plans is 8,746,378, and the aggregate number of shares of Common Stock that may be issued upon exercise of currently outstanding warrants is 1,673,769. Other than options granted under the Company's stock incentive plans, the warrants referred to above, the conversion, preemptive and other rights of the Series D Preferred Stock, the shares of Common Stock and options to be issued in connection with the proposed Enersyst acquisition and the Shares to be issued in this Offering, there are no outstanding warrants, conversion privileges, subscription or purchase rights or other rights currently outstanding to purchase or otherwise acquire (a) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (b) any security or obligation which is convertible into or exchangeable for shares of Common Stock or other capital stock of the Company (a "Stock Equivalent") or (iii) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings by the Company to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company. The Shares are duly authorized, and when issued and sold to us after payment therefor, will be validly issued, fully paid and non-assessable, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all liens. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws.

                     (b) The Company has no subsidiaries, other than Enersyst upon closing of the proposed acquisition.

              4.8 NO DEFAULT OR BREACH; CONTRACTUAL OBLIGATIONS. Except as disclosed in the Disclosure Documents, all of the contractual obligations filed as exhibits or described in the Disclosure Documents or which are otherwise material to the condition of the Company (collectively, the "Material Contractual Obligations") are valid, subsisting, in full force and effect and binding upon the Company, and, to the knowledge of the Company, the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder. Except as disclosed in the Disclosure Documents, the Company has not received notice of a default or is not in default under or with respect to, any Material Contractual Obligation nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default thereunder. Except as disclosed in the Disclosure Documents, to the Company's knowledge no other party to any such Material Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

              4.9 TITLE TO PROPERTIES AND ASSETS. Except as disclosed in the Disclosure Documents, the Company holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. The Company owns and has good, valid, and marketable title to all of the material properties and assets used in its business and reflected as owned on the financial statements included in the Disclosure Documents (collectively, the "Assets"), in each case free and clear of all liens, except for liens specifically described on the notes to such financial statements.

              4.10 REPORTS; FINANCIAL STATEMENTS.

                     (a) As of the respective dates of their filing with the Securities and Exchange Commission (the "Commission"), all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Commission since January 1, 2003 (the "SEC Reports"), complied in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder. The SEC Reports did not at the time they were filed with the Commission contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (b) The audited financial statements of the Company (balance sheet and statements of operations, cash flow and stockholders' equity, together with the notes thereto) for the fiscal year ended December 31, 2003 which contains the unqualified report of Ernst & Young LLP (the "Audited Financial Statements") and the unaudited consolidated financial statements of the Company (balance sheet and statements of operations) for the fiscal quarter ended March 31, 2004 (the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements") set forth in the SEC Reports are complete and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the Unaudited Financial Statements do not contain footnotes or normal year-end adjustments. The Financial Statements fairly present in material respects the financial condition, operating results and cash flows of the Company as of the respective dates and for the respective periods indicated in accordance with GAAP, except that the Unaudited Financial Statements do not contain footnotes or normal year-end adjustments.

              4.11 NO MATERIAL ADVERSE CHANGE; ORDINARY COURSE OF BUSINESS. Except as set forth in the Disclosure Documents and for this Offering and the proposed acquisition of Enersyst Development Center, LLC, since March 31, 2004,
(1) there has not been any material adverse change in the condition of the Company, (2) the Company has not participated in any transaction material to the condition of the Company which his outside the ordinary course of business, (3) the Company has not created or assumed any lien on a material asset of the Company, and (5) there has not occurred a material change in the Company's accounting principles or practice except as required by reason of a change in GAAP.

              4.12 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Shares. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3, no registration of the Shares, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Purchased Securities. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Shares or any other securities of the Company so as to require the registration of the Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Shares or other securities are so registered.

              4.13 EMPLOYMENT BENEFIT PLANS. The Disclosure Documents disclose or describe each Company employee benefit plan that is required to be disclosed or described in such Disclosure Documents pursuant to the Exchange Act and the Securities Act. The Company has no liability under any Plans other than as so disclosed.

              4.14 INTELLECTUAL PROPERTY. Except as disclosed in the Disclosure Documents, the Company is the owner of all, or has a license under all of, the material copyrights, patents, trades, trademarks, internet assets, software and other proprietary rights (collectively, "Intellectual Property") that are used in connection with its business as presently conducted, free and clear of all liens. Except as disclosed in the Disclosure Documents, none of the Intellectual Property owned by the Company as disclosed in the Disclosure Documents is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the Intellectual Property.

              4.15 TRADE RELATIONS. Except as disclosed in the Disclosure Documents, there exists no actual or, to the knowledge of the Company, threatened termination, cancellation or limitation of, or any adverse change in, the business relationship of the Company with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the Company's business are individually or in the aggregate material to the condition of the Company.

              4.16 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by any such Person.

       5. CONDITIONS TO INVESTOR OBLIGATION TO CLOSE. Our obligation to purchase the Shares indicated on the signature page hereof and to pay the purchase price therefor shall be subject to the satisfaction as determined by, or waiver by, us of the following conditions on or before the Closing Date.

              5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 4 hereof shall be true and correct in all material respects at and on the Closing Date as if made at and on such date.

              5.2 COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied in all material respects with all of its agreements set forth herein that are required to be performed by the Company.

              5.3 OFFICER'S CERTIFICATE. We shall have received a certificate from the Company, in form and substance reasonably satisfactory to us, dated the Closing Date, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying as to the matters set forth in Section 5.1 and 5.2.

              5.4 SECRETARY'S CERTIFICATE. The Purchasers shall have received a certificate from the Company, in form and substance satisfactory to the Purchasers, dated the Closing Date and signed by the Secretary of the Company, certifying (a) that the Company is in good standing with the Secretary of State of the State of Delaware, (b) that the attached copies of the Certificate of Incorporation, the By-laws, resolutions of the Board of Directors approving this Agreement and the Registration Rights Agreement, and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect, and (c) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Registration Rights Agreement, and any other document delivered in connection herewith on behalf of the Company.

              5.5 PURCHASED SHARES. The Company shall have delivered to us certificates in definitive form representing the number of Shares set forth on the signature page hereof, registered in our name.

              5.6 REGISTRATION RIGHTS AGREEMENT. The Company shall have duly executed and delivered the Registration Rights Agreement.

              5.7 OPINION OF COUNSEL. We shall have received an opinion of Kilpatrick Stockton LLP, dated the Closing Date relating to the transactions contemplated by or referred to herein, reasonably satisfactory to us.

              5.8 ENERSYST ACQUISITION. On or before the Closing Date the Company shall have completed the proposed acquisition of Enersyst.

       6. INDEMNIFICATION. We acknowledge that we understand the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and we hereby agree to indemnify and hold harmless the Company and each officer, director and controlling person thereof from and against any and all loss, damage or liability due to or arising out of any untrue or inaccurate representation or warranty contained in Section 3 of this Agreement.

       7. NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by us, we do not hereby or in any other manner waive any rights granted to us under federal or state securities laws for which no waiver is permitted under such laws.

       8. TRANSFERABILITY. We agree not to transfer or assign this Agreement, or any of our interest herein, and further agree that the assignment and transferability of the Shares acquired pursuant hereto shall be made only in accordance with this Agreement and the terms set forth in the Registration Rights Agreement.

       9. REVOCATION. We understand that we may not cancel, terminate or revoke this Agreement or any agreement made hereunder.

       10. ACCEPTANCE OF REGISTRATION RIGHTS AGREEMENT. By our execution of this Subscription Agreement, (a) we hereby acknowledge our acceptance of and agreement to the terms and conditions of the Registration Rights Agreement as set forth in the form included in the Confidential Subscription Booklet of which this Agreement is a part, and we agree to be bound thereby when and if our Subscription is accepted by the Company, and (b) if we shall neglect to execute the Registration Rights Agreement in accordance with the instructions therefor, we hereby appoint and constitute any executive officer of the Company as our true and lawful attorney-in-fact, with power to act for us and on our behalf, to execute and deliver the Registration Rights Agreement in our names and as our acts and deed with respect to all the Shares purchased by us pursuant to this Subscription Agreement. The power of attorney granted hereby is coupled with an interest and shall be irrevocable during the term of this Agreement, as the same is specified in Section 7 hereof.

       11. GENERAL MATTERS.

              11.1 The Closing Date for purposes of this Agreement shall be the date on which the Company accepts this Subscription, if it does so, as indicated in Section 1 hereof, which date shall also be the Closing Date used in the executed Registration Rights Agreement.

              11.2 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, we expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Georgia.

              11.3 This Agreement, along with the Registration Rights Agreement when executed as contemplated hereby, constitutes the entire agreement between us with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby.

              11.4 All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.



                         [signatures on following page]

       IN WITNESS WHEREOF, I have executed this Subscription Agreement as an instrument under seal, as of the _____ day of May, 2004.


                                        _______________________________________

                                        By:____________________________________


                                        Name:__________________________________


                                        Number of Shares subscribed for:

                                        _______________________________________

                                        Total Price of Shares subscribed for
                                        ($_____ per Share):

                                        $______________________________________

                                        Address:

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________




                            * * * * * * * * * * * * *



                             [FOR COMPANY USE ONLY]



Accepted as to _______________ Shares

TURBOCHEF TECHNOLOGIES, INC.



By:                                                               (CLOSING DATE)
   ---------------------------------------       -------------------------------
    James K. Price                               Date
    President and Chief Executive Officer